FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  August 26, 2005
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                                Tower Group, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                   000-50990                13-3894120
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(State or other jurisdiction       Commission File           (IRS Employer
      or incorporation)                Number:             Identification No.)

        120 Broadway, 14th Floor, New York, NY                   10271
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       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (212) 655-2000
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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))


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Item 1.01 Entry into a Material Definitive Agreement


     On August 25, 2005 a Third Amendment to Lease (the "Agreement") was executed between Tower Insurance Company of New York ("Tenant") and 120 Broadway Holdings, LLC ("Landlord"). The Agreement was executed September 1, 2005 with a new premises commencement date of October 1, 2005. The Agreement covers 93,750 square feet of office space at 120 Broadway, New York , N.Y. for certain portions of the thirtieth and thirty - first floors. Puruant to the Agreement, the term of the lease has been extended from the period commencing June 1, 2008 until June 30, 2021. The existing 54,000 square feet at 120 Broadway New York, N.Y. covering certain portions of the fourteenth and seventeenth floors, will be surrended by the tenant in accordance with the required time and notification process to the landlord. The anticipated cost TICNY over the fifteen years and nine months of the Agreement is expected to be $42.8 million, which includes consideration for the first nine months of free rent.




Item 9.01 - Financial Statements and Exhibits

         (c )     The following exhibits are filed as part of this report.



Number                                      Description
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10.01    Third Amendment to Lease between 120 Broadway Holdings, LLC
         ("Landlord") and Tower Insurance Company of New York ("Tenant") dated September 1, 2005.


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                         Tower Group, Inc.
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Date  August 26, 2005
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                                                   /s/ Steven G. Fauth
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                                                   Steven G. Fauth
                                                   SVP, General Counsel